POTLATCH CORPORATION

                                       TO

                      BANKERS TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION
                                    TRUSTEE

                                 -------------

                                   INDENTURE
                         DATED AS OF NOVEMBER 27, 1990

                                 -------------


================================================================================


                                                                  Exhibit (4)(a)

                              POTLATCH CORPORATION
         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                    INDENTURE, DATED AS OF NOVEMBER 27, 1990

  TRUST INDENTURE
    ACT SECTION                                                                                                INDENTURE SECTION
Section 310(a)(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         609
           (a)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         609
           (a)(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Not Applicable
           (a)(4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Not Applicable
           (a)(5)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         609
           (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         608
                                                                                                               610
Section 311(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         613(a)
           (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         613(b)
           (b)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         703(a)(2)
                                                                                                               703(b)
Section 312(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         701
                                                                                                               702(a)
           (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         702(b)
           (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         702(c)
Section 313(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         703(a)
           (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         703(b)
           (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         703(a), 703(b)
           (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         703(c)
Section 314(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         704
           (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Not Applicable
           (c)(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         102
           (c)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         102
           (c)(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Not Applicable
           (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Not Applicable
           (e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         102
Section 315(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         601(a)
           (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         602
                                                                                                               703(a)(6)
           (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         601(b)
           (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         601(c)
           (d)(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         601(a)(1)
           (d)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         601(c)(2)
           (d)(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         601(c)(3)
           (e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         514
Section 316(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         101
           (a)(1)(A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         502
                                                                                                               512
           (a)(1)(B) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         513
           (a)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Not Applicable
           (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         508
           (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         104(g)
Section 317(a)(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         503
           (a)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         504
           (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1003
Section 318(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         107

------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                 -----------

                                                                                                                    PAGE
PARTIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

                                                             ARTICLE ONE
                                       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.     Definitions:
                 Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
                 Affiliate; control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
                 Attributable Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
                 Authenticating Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
                 Authorized Newspaper . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                 Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                 Board Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                 Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                 Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                 Commission . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                 Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                 Company Request; Company Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                 Consolidated Net Tangible Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                 Corporate Trust Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                 corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                 Defaulted Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                 Depository . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                 Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                 Funded Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                 Global Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                 Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                 indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                 Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                 interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                 Interest Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                 Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                 Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                 Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                 Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                 Original Issue Discount Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                 Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                 Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                 Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                 Place of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                    PAGE
                 Predecessor Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                 Principal Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
                 Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
                 Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
                 Registered Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
                 Regular Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
                 Repayment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
                 Repayment Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
                 Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
                 Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
                 Security Register and Security Registrar . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
                 series or series of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
                 Special Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
                 Stated Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
                 Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
                 timberlands  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                 Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                 Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                 U.S. Government Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                 U.S. Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                 Unregistered Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                 Vice President . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                 Yield to Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11

SECTION 102.     Compliance Certificates and Opinions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11

SECTION 103.     Form of Documents Delivered to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11

SECTION 104.     Acts of Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12

SECTION 105.     Notices, Etc., to Trustee and Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14

SECTION 106.     Notice to Holders; Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14

SECTION 107.     Conflict With Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

SECTION 108.     Effect of Headings and Table of Contents . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

SECTION 109.     Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

SECTION 110.     Separability Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

SECTION 111.     Benefits of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

SECTION 112.     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

SECTION 113.     Legal Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

SECTION 114.     Rules by Trustee and Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17

SECTION 115.     No Recourse Against Others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17

                                                    ARTICLE TWO
                                                  SECURITY FORMS

SECTION 201.     Forms Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17

SECTION 202.     Form of Trustee's Certificate of Authentication  . . . . . . . . . . . . . . . . . . . . . . .     18

                                                   ARTICLE THREE
                                                  THE SECURITIES

SECTION 301.     Amount Unlimited, Issuable in Series . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18

SECTION 302.     Denominations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22

SECTION 303.     Execution, Authentication, Delivery and Dating . . . . . . . . . . . . . . . . . . . . . . . .     22

SECTION 304.     Temporary Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24

SECTION 305.     Registration, Registration of Transfer and Exchange  . . . . . . . . . . . . . . . . . . . . .     25

SECTION 306.     Mutilated, Destroyed, Lost and Stolen Securities . . . . . . . . . . . . . . . . . . . . . . .     27

SECTION 307.     Payment of Interest; Interest Rights Preserved . . . . . . . . . . . . . . . . . . . . . . . .     29

SECTION 308.     Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31

SECTION 309.     Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31

SECTION 310.     Computation of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32

SECTION 311.     Global Securities; Exchanges; Registration and Registration of Transfer  . . . . . . . . . . .     32

                                                    ARTICLE FOUR
                                             SATISFACTION AND DISCHARGE

SECTION 401.     Satisfaction and Discharge of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . .     34

SECTION 402.     Application of Trust Money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35

SECTION 403.     Satisfaction, Discharge and Defeasance of Securities of Any Series . . . . . . . . . . . . . .     36

                                                    ARTICLE FIVE
                                                      REMEDIES

SECTION 501.     Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     38

SECTION 502.     Acceleration of Maturity; Rescission and Annulment . . . . . . . . . . . . . . . . . . . . . .     40

SECTION 503.     Collection of Indebtedness and Suits for Enforcement by Trustee  . . . . . . . . . . . . . . .     41

                                                                                                                    PAGE
SECTION 504.     Trustee May File Proofs of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42

SECTION 505.     Trustee May Enforce Claims Without Possession of Securities or Coupons . . . . . . . . . . . .     43

SECTION 506.     Application of Money Collected . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43

SECTION 507.     Limitation on Suits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44

SECTION 508.     Unconditional Right of Holders to Receive Principal, Premium and Interest  . . . . . . . . . .     45

SECTION 509.     Restoration of Rights and Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45

SECTION 510.     Rights and Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43

SECTION 511.     Delay or Omission Not Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45

SECTION 512.     Control by Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46

SECTION 513.     Waiver of Past Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46

SECTION 514.     Undertaking for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46

SECTION 515.     Waiver of Stay or Extension Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47

                                                    ARTICLE SIX
                                                    THE TRUSTEE

SECTION 601.     Certain Duties and Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47

SECTION 602.     Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     49

SECTION 603.     Certain Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     49

SECTION 604.     Not Responsible for Recitals or Issuance of Securities . . . . . . . . . . . . . . . . . . . .     50

SECTION 605.     May Hold Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     51

SECTION 606.     Money Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     51

SECTION 607.     Compensation and Reimbursement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     51

SECTION 608.     Disqualification; Conflicting Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . .     52

SECTION 609.     Corporate Trustee Required; Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . .     59

SECTION 610.     Resignation and Removal; Appointment of Successor  . . . . . . . . . . . . . . . . . . . . . .     60

SECTION 611.     Acceptance of Appointment by Successor . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62

SECTION 612.     Merger, Conversion, Consolidation or Succession to Business  . . . . . . . . . . . . . . . . .     63

SECTION 613.     Preferential Collection of Claims Against Company  . . . . . . . . . . . . . . . . . . . . . .     64

SECTION 614.     Appointment of Authenticating Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     68

                                                   ARTICLE SEVEN
                                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.     Company to Furnish Trustee Names and Addresses of Holders  . . . . . . . . . . . . . . . . . .     71

SECTION 702.     Preservation of Information; Communications to Holders . . . . . . . . . . . . . . . . . . . .     71

SECTION 703.     Reports by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     73

SECTION 704.     Reports by Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     74

                                                   ARTICLE EIGHT
                                    CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

                                                                                                                    PAGE
SECTION 801.     Company May Consolidate, Etc., Only on Certain Terms . . . . . . . . . . . . . . . . . . . . .     75

SECTION 802.     Successor Corporation Substituted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     76

SECTION 803.     Limitation on Lease of Properties as Entirety  . . . . . . . . . . . . . . . . . . . . . . . .     77

                                                    ARTICLE NINE
                                              SUPPLEMENTAL INDENTURES

SECTION 901.     Supplemental Indentures Without Consent of Holders . . . . . . . . . . . . . . . . . . . . . .     77

SECTION 902.     Supplemental Indentures With Consent of Holders  . . . . . . . . . . . . . . . . . . . . . . .     78

SECTION 903.     Execution of Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     79

SECTION 904.     Effect of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     80

SECTION 905.     Conformity With Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     80

SECTION 906.     Reference in Securities to Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . .     80

SECTION 907.     Revocation and Effect of Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     80

                                                    ARTICLE TEN
                                                     COVENANTS

SECTION 1001.    Payment of Principal, Premium and Interest . . . . . . . . . . . . . . . . . . . . . . . . . .     81

SECTION 1002.    Maintenance of Office or Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     83

SECTION 1003.    Money for Securities Payments to Be Held in Trust  . . . . . . . . . . . . . . . . . . . . . .     94

SECTION 1004.    Corporate Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     86

SECTION 1005.    Limitations on Liens and Encumbrances  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     86

SECTION 1006.    Limitations on Sale and Leaseback Transactions . . . . . . . . . . . . . . . . . . . . . . . .     89

SECTION 1007.    Defeasance of Certain Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     89

SECTION 1008.    Statement by Officers as to Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     91

SECTION 1009.    Waiver of Certain Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     91

                                                   ARTICLE ELEVEN
                                              REDEMPTION OF SECURITIES

SECTION 1101.    Applicability of Article . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     92

SECTION 1102.    Election to Redeem; Notice to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     92

SECTION 1103.    Selection by Trustee of Securities to Be Redeemed  . . . . . . . . . . . . . . . . . . . . . .     92

SECTION 1104.    Notice of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     93

SECTION 1105.    Deposit of Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     94

SECTION 1106.    Securities Payable on Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     94

                                                                                                                    PAGE
SECTION 1107.    Securities Redeemed in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     94

                                                            ARTICLE TWELVE
                                                            SINKING FUNDS

SECTION 1201.    Applicability of Article . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     95

SECTION 1202.    Satisfaction of Sinking Fund Payments With Securities  . . . . . . . . . . . . . . . . . . . .     95

SECTION 1203.    Redemption of Securities for Sinking Fund  . . . . . . . . . . . . . . . . . . . . . . . . . .     96

                                                           ARTICLE THIRTEEN
                                             REPAYMENT OF SECURITIES AT OPTION OF HOLDERS

SECTION 1301.    Applicability of Article . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     96

SECTION 1302.    Notice of Repayment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     96

SECTION 1303.    Deposit of Repayment Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     97

SECTION 1304.    Securities Payable on Repayment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     97

SECTION 1305.    Securities Repaid in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     98

TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     99

SIGNATURES AND SEALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     99

ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    100

         INDENTURE, dated as of November 27, 1990, between Potlatch Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at One Maritime Plaza, San Francisco, California 94111, and Bankers Trust Company of California, National Association (herein called the "Trustee").

                            RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and nonconvertible debentures, notes or other evidences of indebtedness (each herein called a "Security" or collectively the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         Now, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                 (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting

101

         principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

                 (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Attributable Debt" means, as to any particular lease (other than a crossborder or defeased lease arrangement) entered into after the date hereof under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted to present values as of such time in accordance with generally accepted accounting principles from the respective due dates thereof to such date. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "Authorized Newspaper" means a newspaper of general circulation, in an official language of the country of publication or in the English language, customarily published on a daily basis (including newspapers published on a daily basis except not published on Legal Holidays, as defined in Section 113) in such country. Whenever successive weekly publications in an Authorized Newspaper are required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law to close.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman, its President or a Vice President, and by its Treasurer, an

101

Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

        "Consolidated Net Tangible Assets" means the total amount of assets of the Company and its consolidated Subsidiaries (less applicable reserves) after deducting therefrom: (a) all current liabilities of the Company and its consolidated Subsidiaries (excluding intercompany items among the Company and its consolidated Subsidiaries and excluding any current liabilities constituting Funded Indebtedness by reason of being renewable or extendable and excluding deferred income taxes), and (b) goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, such assets and exclusions and deductions therefrom to be in such amounts, if any, as would appear on a consolidated balance sheet of the Company and its consolidated Subsidiaries as of the date of computation, prepared in accordance with generally accepted accounting principles applied on a consistent basis as in effect on the date of such computation.

        "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered and, with respect to Bankers Trust Company of California, National Association, shall be located in San Francisco, California.

        "corporation" includes corporations, associations, companies and business trusts.

        "Defaulted Interest" has the meaning specified in Section 307.

        "Depository" means, with respect to any series of Securities issuable or issued in the form of a Global Security, an entity named as such in the Indenture, or, if no entity is so named, an entity, if any, named by the Company as such by Board Resolution, or its successor. The Depository is the entity which holds a Global Security, if any, and operates the computerized book-entry system through which ownership interests in the Securities are recorded. Such entity shall at all times be a registered clearing agency under the Securities Exchange Act of 1934, as amended, and in good standing thereunder or, in the case of an entity which holds a Global Security issued outside of the United States, such entity shall at all times be in compliance with any applicable registration requirements and in good standing under application regulations.

        "Event of Default" has the meaning specified in Section 501.

        "Funded Indebtedness" means, with respect to any corporation, indebt edness of such corporation if such indebtedness shall be payable more than one year from the date of computation or shall be extendable or renewable at the option of such corporation to a time more than one year after the date of computation; and all guarantees (direct or indirect) of such indebtedness of others.

        "Global Security" means a Security, if any, issued to evidence all or a part of a series of Securities in accordance with Section 301.

        "Holder" means the bearer of an Unregistered Security or coupon appertaining thereto or a Person in whose name a Registered Security is registered in the Security Register or the Person who is the record owner of any ownership interests in a Global Security.

        "indebtedness" of a corporation means any and all obligations for money borrowed which in accordance with generally accepted accounting principles would be included on the liabilities side of a balance sheet of such corporation as of the date as of which such indebtedness was incurred.

        "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

        "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

        "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

        "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement, and, except with respect to any lease, the filing of or agreement to file any financing statement under the Uniform Commercial Code of any jurisdiction).

101

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of repayment option or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of (except in the case of an opinion of counsel deliverable pursuant to Sections 403(j) and 1007(6)), or counsel for, the Company, and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                 (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                 (ii) Securities or portions thereof for whose payment or redemption (a) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities or (b) U.S. Government Obligations as contemplated by Sections 401 and 403 in the necessary amount have been theretofore deposited with the Trustee, in trust, for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                 (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Securities of any series have concurred in any direction, waiver or consent, the principal amount of Original Issue Discount Securities that shall be deemed to be outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the maturity thereof pursuant to Section 502.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security au-

101

thenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Property" means (a) any building, structure or other facility used primarily for manufacturing and located in the United States, in each case the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made shall exceed 10% of Consolidated Net Tangible Assets, other than any of the types of facilities described in subsections (b)(4), (b)(5) and (b)(6) of Section 103 of the Code, or as described in any provisions of the Code which may hereafter replace such subsections, or any types of facilities which may hereafter be added to the list of facilities described in such subsections or their successor provisions, and (b) any timberlands in the United States owned in fee or under contract for the purchase of the fee by the Company or any Subsidiary other than such timberlands in the aggregate not exceeding 10% of the aggregate timberlands acreage in the United States owned in fee or under contract for the purchase of the fee by the Company and its Subsidiaries on the date as of which any determination shall be made; provided, however, that the term "Principal Property" shall not include any timberlands, buildings, structures, facilities or any portion of any of the foregoing which, in the opinion of the Board of Directors as expressed in a Board Resolution, shall not be of material importance to the total business conducted by the Company and its Subsidiaries taken as an entirety; and provided, further, that the term Principal Property shall not include any land, including without limitation timberlands, designated by the Board of Directors as being held primarily for development or sale, or any land, including without limitation timberlands, held for the exploitation of minerals or mineral rights.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security issued hereunder and registered by the Security Registrar or any recorded interest in a Global Security issued hereunder.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Repayment Date", when used with respect to any Security of any series to be repaid, means the date, if any, fixed for such repayment pursuant to
Section 301 of this Indenture.

         "Repayment Price", when used with respect to any Security of any series to be repaid, means the price, if any, at which it is to be repaid pursuant to Section 301.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the corporate Trust and Agency Group or any other successor group of the Trustee, including any vice president, assistant vice president, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers.

         "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Security or Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "series" or "series of Securities" means a series of Securities issued under this Indenture as determined by Board Resolution or as otherwise determined under this Indenture, and except as otherwise provided in Section 608.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock

101

which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "timberlands" means real property that contains standing timber which is (or upon the completion of the growth cycle then in process is expected to become) of a commercial quantity and of merchantable quality.

         "Trustee" means the Person named as the "Trustee" in the first Paragraph of this instrument until a successor Trustee shall have been appointed pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

         "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States.

         "U.S. Person" means a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States Federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         "Unregistered Security" means any Security issued hereunder which is not a Registered Security.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                                                                   101, 102, 103

         "Yield to Maturity" means the yield to maturity, calculated by the Company at the time of issuance of a series of Securities or, if applicable, at the most recent determination of interest on such series in accordance with accepted financial practice.

SECTION 102.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been met and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been met, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 704(4)) shall include:

                 (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been met; and

                 (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been met.

SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or

103, 104

that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of Unregistered Securities, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner acceptable to the Trustee.

         (c) The amount of Unregistered Securities held by any Person executing any such instrument or writings as the Holder thereof, and the numbers of such Unregistered Securities, and the date of his holding the same, may be proved by the production of such Unregistered Securities or by a certificate executed, as depositary, by any trust company, bank, banker or member of a national securities exchange (wherever situated), if such certificate is in form satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Unregistered Securities therein described; or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as the Holder thereof, if such certificate or affidavit is in form satisfactory to the Trustee. The Trustee and the Company may assume that such ownership of any Unregistered Securities continues until (1) another certificate bearing a later date issued in respect of the same Unregistered Securities is produced, or (2) such Unregistered Securities are produced by some other Person, or (3) such Unregistered Securities are registered as to principal or are surrendered in exchange for Unregistered Securities, or (4) such Unregistered Securities are no longer Outstanding.

         (d) The fact and date of execution of any such instrument or writing and the amount and number of Unregistered Securities held by the Person so executing such instrument or writing may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         (e) The ownership of Registered Securities shall be proved by the Security Register.

104, 105, 106

         (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (g) The Company may set a record date for purposes of determining the identity of Holders of any Securities of any series entitled to vote or consent to any action by vote or consent authorized or permitted by Section 512 or 513. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Securities furnished to the Trustee pursuant to Section 701 prior to such solicitation.

SECTION 105.  Notices, Etc., to Trustee and Company.

         Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                 (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust and Agency Group West, 50 Fremont Street, 10th Floor, San Francisco, California 94105, or

                 (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

         Where this Indenture provides for notice of any event or reports to Holders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of Registered Securities affected by such event, at his address as it appears in the Security Register and to addresses filed with the Trustee or

                                                                   106, 107, 108

preserved on the Trustee's list pursuant to Section 702(a) for other Holders (and to such other addresses as may be required in the case of such notice or report under Section 313(c) of the Trust Indenture Act), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or report. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiently given to Holders of Unregistered Securities if published in an Authorized Newspaper in each of The City of New York, London and, if such Securities are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located (if other than London), or in such other city or cities as may be specified in the Securities, once in each of two different calendar weeks, the first publication to be not earlier than the earliest date, and not later than the last date, if any, prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         If it shall be impractical in the opinion of the Trustee or the Company to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

SECTION 107.  Conflict With Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with the duties imposed by operation of subsection (c) of Section 318 of the Trust Indenture Act, the imposed duties shall control.

SECTION 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

109, 110, 111, 112, 113

SECTION 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall binds its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto (including any Paying Agent appointed pursuant to Section 1002 and Authenticating Agent appointed pursuant to Section 614 to the extent provided herein) and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment or the city in which the Corporate Trust Office of the Trustee is located, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, Repayment Date, or at the Stated Maturity, provided that no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.

                                                                   114, 115, 201

SECTION 114.  Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or at a meeting of Holders of one or more series. The Paying Agent or Security Registrar may make reasonable rules and set reasonable requirements for its functions.

SECTION 115.  No Recourse Against Others.

         No director, officer, employee, stockholder or Affiliate, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.  Forms Generally.

         The Securities of each series and related coupons, if any, shall be in substantially the form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and as reasonably acceptable to the Trustee, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. When the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         If required or appropriate under applicable law, Unregistered Securities and their coupons must have the following statement on their face:
"Any United States person who holds this obligation will be subject to limitations

201, 202, 301

under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code". If required or appropriate under applicable law, Unregistered Securities and their coupons must have the following statement on their face: "By accepting this obligation, the Holder represents and warrants that it is not a United States person (other than an exempt recipient described in section 6049(b)(4) of the Internal Revenue Code and the regulations thereunder) and that it is not acting for or on behalf of a United States person (other than an exempt recipient described in section 6049(b)(4) of the Internal Revenue Code and the regulations thereunder)."

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner or combination of manners, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:

                 This is one of the Securities of the series designated herein, referred to in the within-mentioned Indenture.

                                          BANKERS TRUST COMPANY OF
                                            CALIFORNIA, NATIONAL
                                            ASSOCIATION
                                              as Trustee

                                              By ...............................
                                                   Authorized Officer

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  Amount Unlimited, Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There may be Registered Securities and Unregistered Securities within a series. Registered and Unregistered Securities may be in temporary or permanent global form. Unregistered Securities may be issued with or without coupons attached. Unregistered Securities may be subject to such restrictions, and contain such legends, as may be required by United States laws and regulations. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                 (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                 (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1305);

                 (3) the price or prices (expressed as a percentage of the principal amount thereof) at which the securities will be issued and the date or dates on which the principal (and premium, if any) of the Securities of the series is payable;

                 (4) the rate or rates (including the method of determining any variable rates) at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, with respect to Registered Securities, the Regular Record Date for the interest payable on any Interest Payment Date;

                 (5) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange, and where notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and notices to Holders pursuant to Section 106 will be published;

                 (6) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

301

                 (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                 (8) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be repaid, in whole or in part, at the option of the Holders;

                 (9) the right, if any, of the Company to execute and deliver to the Trustee, and to direct the Trustee to authenticate and deliver in accordance with a Company Order, a Security of any series in lieu of or in exchange for any Securities of such series cancelled upon redemption or repayment;

                 (10) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Unregistered Securities of the series shall be issuable, if other than the denomination of $5,000;

                 (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                 (12) whether Securities of the series are to be issuable as Registered Securities, Unregistered Securities, or both, whether Securities of the series are to be issuable with or without coupons, whether any Securities of the series are to be issuable initially in temporary global form and the circumstances under which such Securities in temporary global form may be exchanged for definitive Securities, and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 311;

                 (13) whether and under what circumstances the Company will pay additional amounts on the Securities of that series held by a person who is not a U.S. Person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

                 (14) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest on the Securities of the series shall be payable (if other than the currency of the United States of America);

                 (15) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                 (16) the form or forms of the Securities, including such legends as may be required by United States laws or regulations, the form of any coupons or temporary Global Security, if any, which may be issued and the forms of any certificates which may be required hereunder or under United States laws or regulations in connection with the offering, sale, delivery or exchange of Unregistered Securities, if any;

                 (17) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security is registered at the close of business on the regular record date for such interest, and the manner in which, or the Person to whom, any interest on any Unregistered Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary or permanent Global Security on an interest payment date will be paid; and

                 (18) any other terms, conditions and rights of the series (which terms, conditions and rights shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series and the coupons appertaining to any Unregistered Securities of such series shall be substantially identical except in the case of Registered Securities as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto and as reasonably acceptable to the Trustee. Securities of different series may differ in any respect, provided that all series of Securities shall be equally and ratably entitled to the benefits of this Indenture.

         If the terms and form or forms of any series of Securities are established by or pursuant to a Board Resolution, the Company shall deliver a copy of such Board Resolution to the Trustee at or prior to the issuance of such series with (1) the form or forms of Security which have been approved attached thereto, or (2) if such Board Resolution authorizes a specific officer or officers

301, 302, 303

to approve the terms and form or forms of the Securities, a certificate of such officer or officers approving the terms and form or forms of Security with such form or forms of Securities attached thereto. Such Board Resolution or certificate may provide general terms or parameters for Securities of any series and may provide that the specific terms of particular Securities of a series may be determined in accordance with or pursuant to the Company Order referred to in Section 303 hereof.

SECTION 302.  Denominations.

         The Securities of each series shall be issuable in registered or unregistered form with or without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof and the Unregistered Securities of the series shall be issuable in denominations of $5,000 and any integral multiple thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board and Chief Executive Officer, its President, the Senior Vice President, Finance, and the Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The coupons, if any, of Unregistered Securities shall bear the manual or facsimile signature of any one of the officers or assistant officers referred to in the first sentence of this Section 303.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                 (a) that such form of Securities has been established in conformity with the provisions of this Indenture;

                 (b) that such terms have been established in conformity with the provisions of this Indenture; and

                 (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

         Notwithstanding the provisions of Section 301 and of the preceding paragraphs, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraphs at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued. If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Each Registered Security shall be dated the date of its authentication and each Unregistered Security shall be dated the date of its original issuance.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein exe-

303, 304

cuted by the Trustee by manual signature and no coupon shall be valid until the Security to which it appertains has been so authenticated, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         Notwithstanding the foregoing, until the Company has delivered an Officers' Certificate to the Trustee and the Security Registrar stating that, as a result of the action described, the Company would not suffer adverse consequences under the provisions of United States law or regulations in effect at the time of the delivery of Unregistered Securities, the Trustee or the Security Registrar will (i) deliver Unregistered Securities only outside the United States and its possessions and (ii) release Unregistered Securities in definitive form to the person entitled to physical delivery thereof only upon presentation of a certificate in the form prescribed by the Company.

SECTION 304.  Temporary Securities.

         Pending the preparation of definitive Registered Securities of any series (including Global Securities), the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Registered Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Registered Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Every temporary Registered Security shall be executed by the Company and authenticated by the Trustee, and registered by the Security Registrar, upon the same conditions, and with like effect, as a definitive Registered Security.

         If temporary Securities of any series are issued, the Company will cause definitive Registered Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Registered Securities of such series, the temporary Registered Securities of such series shall be exchangeable for definitive Registered Securities of such series upon surrender of the temporary Registered Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon

                                                                        304, 305

surrender for cancellation of any one or more temporary Registered Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Registered Securities of the same series of authorized denominations. Until so exchanged the temporary Registered Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Registered Securities of such series.

         Until definitive Unregistered Securities of any series (including Global Securities) are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate one or more temporary Unregistered Securities, which may have coupons attached or which may be in the form of one or more temporary Global Unregistered Securities of that series without coupons. The temporary Unregistered Security or Securities of any series shall be substantially in the form approved by or pursuant to a Board Resolution and shall be delivered to one of the Paying Agents located outside the United States and its possessions or to such other person or persons as the Company shall direct against such certification as the Company may from time to time prescribe by or pursuant to a Board Resolution. The temporary Unregistered Security or Securities of a series shall be executed by the Company and authenticated by the Trustee upon the same conditions, and with like effect, as a definitive Unregistered Security of such series, except as provided herein or in the Board Resolution or supplemental Indenture relating thereto. A temporary Unregistered Security or Securities shall be exchangeable for definitive Unregistered Securities at the time and on the conditions, if any, specified in the temporary Security.

         Upon any exchange of a part of a temporary Unregistered Security of a series for definitive Unregistered Securities of such series, the temporary Unregistered Security shall be endorsed by the Trustee or Paying Agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of the definitive Unregistered Securities of such series so exchanged and endorsed.

SECTION 305.  Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes

305

collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Except in the case of Securities issued in the form of a Global Security, upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

         If both Registered and Unregistered Securities are authorized for a series of Securities and the terms of such Securities permit, (i) Unregistered Securities may be exchanged for an equal principal amount of Registered or Unregistered Securities of the same series and date of maturity in any authorized denominations upon delivery to the Security Registrar (or a Paying Agent (as herein defined), if the exchange is for Unregistered Securities) of the Unregistered Security with all unmatured coupons and all matured coupons in default appertaining thereto and if all other requirements of the Security Registrar (or such Paying Agent) and such Securities for such exchange are met, and (ii) Registered Securities, other than Securities issued in the form of a Global Security (except as provided in Section 311), may be exchanged for an equal principal amount of Unregistered Securities of the same series and date of maturity in any authorized denominations (except that any coupons appertaining to such Unregistered Securities which have matured and have been paid shall be detached) upon delivery to the Security Registrar of the Registered Securities and if all other requirements of the Security Registrar and such Securities for such exchange are met.

         Notwithstanding the foregoing, the exchange of Unregistered Securities for Registered Securities or Registered Securities for Unregistered Securities will be subject to the satisfaction of the provisions of United States law and regulations in effect at the time of such exchange, and no exchange of Registered Securities for Unregistered Securities will be made until the Company

                                                                        305, 306

has notified the Trustee in an Officers' Certificate and the Security Registrar that, as a result of such exchange, the Company would not suffer adverse consequences under such law or regulations.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 306 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. Unregistered Securities or any coupons appertaining thereto shall be transferable by delivery thereof.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security or a Security with a mutilated coupon or coupons appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a replacement Registered Security, if such surrendered security was a Registered Security, or a replacement Unregistered Security with coupons corresponding

306

to the coupons appertaining to the surrendered Security, if such surrendered Security was an Unregistered Security, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or any coupon or coupons appertaining thereto, and (ii) such bond, security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security or any coupon or coupons appertaining thereto has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, a replacement Registered Security, if such Holder's claim pertains to a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the destroyed, lost or stolen Unregistered Security or the Unregistered Security to which such destroyed, lost or stolen coupon or coupons appertains, if such Holder's claim pertains to an Unregistered Security, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security or any coupon or coupons appertaining thereto has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or any coupon or coupons appertaining thereto.

         Upon the issuance of any new Security under this Section or any coupon or coupons appertaining thereto, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security or any coupon or coupons appertaining thereto of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or any coupon or coupons appertaining thereto shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or any coupon or coupons appertaining thereto shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or any coupon or coupons appertaining thereto of that series duly issued hereunder.

                                                                        306, 307

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or any coupon or coupons appertaining thereto.

SECTION 307.  Payment of Interest; Interest Rights Preserved.

         Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case an Unregistered Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency of the Company in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Unregistered Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the Holder of such coupon when due in accordance with provisions of this Indenture.

         Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                 (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to

307

         the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case an Unregistered Security of any series is surrendered at the office or agency of the Company in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Unregistered Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted
         Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                 (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Registered Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Registered Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Registered Security.

                                                                   307, 308, 309

         Subject to the limitations set forth in Section 1002, the Holder of any coupon appertaining to in Unregistered Security shall be entitled to receive the interest payable on such coupon upon presentation and surrender of such coupon on or after the Interest Payment Date of such coupon at an office or agency maintained for such purpose pursuant to Section 1002.

SECTION 308.  Persons Deemed Owners.

         Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Ownership of Registered Securities of a series shall be proved by the computerized book-entry system of the Depository in the case of Registered Securities issued in the form of a Global Security. Ownership of Unregistered Securities may be proved by the production of such Unregistered Securities or by a certificate or affidavit executed by the person holding such Unregistered Securities or by a depository with whom such Unregistered Securities were deposited, if the certificate or affidavit is satisfactory to the Trustee and the Company. The Company, the Trustee and any agent of the Company may treat the bearer of any Unregistered Security or coupon and the person in whose name a Registered Security is registered as the absolute owner thereof for all purposes.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 309.  Cancellation.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, all Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund

309, 310, 311

payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. Except as otherwise specified as contemplated by Section 301 for Securities of any series, the Company may at any time deliver to the Trustee for cancellation any Securities or coupons previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities or coupons so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities or coupons cancelled as provided in this Section, except as expressly permitted by this Indenture (including, without limitation, as contemplated by Section 301(9)). All cancelled Securities or coupons held by the Trustee shall be destroyed and the Trustee shall furnish an affidavit to the Company (setting forth the serial numbers of such Securities) attesting to such destruction unless by a Company Order the Company shall direct that the cancelled Securities or coupons be returned to it.

SECTION 310.  Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

SECTION 311. Global Securities; Exchanges; Registration and Registration of Transfer.

         If specified as contemplated by Section 301, the Securities may be issued in the form of one or more Global Securities, which shall be deposited with the Depository, and, unless otherwise specified in the form of Global Security adopted pursuant to Section 301. be registered in the name of the Depository's nominee.

         Except as otherwise specified as contemplated by Section 301, any permanent Global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent Global
Security are entitled to exchange such interests for Securities of such series of like tenor and principal amount of another authorized form, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent Global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent Global Security shall be surrendered from time to time in accordance with instructions given to the Trustee and the Depository (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel) by the Depository or such other depository as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent Global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent Global Security to be exchanged which, unless the Securities of the series are not issuable both as Unregistered Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Unregistered Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof, provided, however, that no such exchanges may occur during the periods specified by Section 305; and provided, further, that no Unregistered Security delivered in exchange for a portion of a permanent Global Security shall be mailed or otherwise delivered to any location in the United States unless the Company has complied with the fourth paragraph of Section
305. Promptly following any such exchange in part, such permanent Global Security shall be returned by the Trustee, to the Depository or such other depository referred to above, in accordance with the instructions of the Company referred to above.

         The Global Security may be transferred to another nominee of the Depository, or to a successor Depository selected by the Company, and upon surrender for registration of transfer of the Global Security to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, a new Global Security in the same aggregate principal amount. If at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository and a successor Depository satisfactory to the Company is not appointed within 90 days after the Company receives such notice, the Company will execute, and the Trustee will authenticate and deliver, Securities in definitive form to the Depository in exchange for the Global Security. In addition, if at any time the Company

311, 401

determines that it is not in the best interest of the Company or the beneficial owners of Securities to continue to have a Global Security representing all of the Securities held by a Depository, the Company may, at its option, execute, and the Trustee will authenticate and deliver, Securities in definitive form to the Depository in exchange for all or a portion of the Global Security. Promptly after any such exchange of Securities in definitive form for all or a portion of the Global Security pursuant to this paragraph, the Company shall promulgate regulations governing registration of transfers and exchanges of Securities in definitive form, which regulations shall be reasonably satisfactory to the Trustee and shall thereafter bind every Holder of such Securities.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                 (1)     either

                 (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                 (B) all such Securities not theretofore delivered to the Trustee for cancellation

                          (i)     have become due and payable, or

                          (ii) will become due and payable at their Stated Maturity within one year, or

                          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                                                                        401, 402

                          (iv)    are deemed paid and discharged Pursuant to
                 Section 403, as applicable,

                 and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of (a) money, or (b) in the case of (ii) or (iii) above and if no Securities of any series Outstanding are subject to repayment at the option of Holders, (I) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the Stated Maturity or Redemption Date, as the case may be, money in an amount, or (II) a combination of money or U.S. Government Obligations as provided in (I) above, in each case sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                 (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                 (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been met.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money or U.S. Government Obligations shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section or if money or U.S. Government Obligations shall have been deposited with or received by the Trustee pursuant to Section 403, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Application of Trust Money.

         (a) Subject to the provisions of the last paragraph of Section 1003, all money or U.S. Government Obligations deposited with the Trustee pursuant to Section 401, 403 or 1007 and all money received by the Trustee in respect

402, 403

of U.S. Government Obligations deposited with the Trustee pursuant to Section 401, 403 or 1007, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 401, 403 or 1007.

         (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 401, 403 or 1007 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

         (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 401, 403 or 1007 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or money was deposited or received. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations held under this Indenture.

SECTION 403.  Satisfaction, Discharge and Defeasance of Securities of Any
              Series.

         The Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any series on the 91st day after the date of the deposit referred to in subparagraph (e) hereof, and the provisions of this Indenture, as it relates to such Outstanding Securities of such series, shall no longer be in effect (and the Trustee, at the expense of the Company, shall at Company Request execute proper instruments acknowledging the same), except as to:

                 (a) the rights of Holders of Securities of such series to receive, from the trust funds described in subparagraph (e) hereof,
         (i) payment of the principal of (and premium, if any) and each installment of principal of

         (and premium, if any) or interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Company pursuant to subparagraph (k) hereof and (ii) the benefit of any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

                 (b) the Company's obligations with respect to such Securities of such series under Sections 305, 306, 1002 and 1003 and, if the Company shall have irrevocably designated a Redemption Date pursuant to subparagraph (k) hereof, Sections 1101, 1104 and 1106;

                 (c) the Company's obligations with respect to the Trustee under Section 607; and

                 (d) the rights, powers, trust and immunities of the Trustee hereunder and the duties of the Trustee under Section 402 and, if the Company shall have irrevocably designated a Redemption Date pursuant to subparagraph (k) hereof, Article Eleven and the duty of the Trustee to authenticate Securities of such series issued on registration of transfer or exchange;

provided that, the following conditions shall have been satisfied:

                 (e) the Company has deposited or caused to be irrevocably deposited (except as provided in Section 402) with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (i) money in an amount, or (ii) if Securities of such series are not subject to repayment at the option of Holders, (A) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this subparagraph (e) money in an amount or (B) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (x) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Company pursuant to subparagraph (k) hereof and (y) any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities of such series;

403, 501

                 (f) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                 (g) such provision would not cause any Outstanding Securities of such series then listed on the New York Stock Exchange or other securities exchange to be delisted as a result thereof;

                 (h) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

                 (i) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

                 (j) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this Section have been complied with; and

                 (k) if the Company has deposited or caused to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest on the Outstanding Securities of a series to and including a Redemption Date pursuant to subparagraph (e) hereof, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than 30 nor more than 60 days prior to such Redemption Date in accordance with Section 1104.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any Court or any order, rule or regulation of any administrative or governmental body):

                 (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                 (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                 (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                 (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or
         (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                 (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy,

501, 502

         insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                 (7) any other Event of Default provided with respect to Securities of that series.

SECTION 502.  Acceleration of Maturity Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable.

         In the case of any declaration of acceleration of the Stated Maturity of any Original Issue Discount Securities of a series, the Company shall furnish the Trustee with an Officers' Certificate stating the amount of principal to be paid to a Holder of $1,000 principal amount of such Securities.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                 (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                          (A) all overdue interest on all Securities of that series,

                                                                        502, 503

                          (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                 (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

                 (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                 (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

503, 504

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                 (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                 (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

                                                                   504, 505, 506

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities or Coupons.

         All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST:   To the payment of all amounts due the Trustee under
         Section 607;

                 SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected,

506, 507

         ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                 THIRD: The balance, if any, to the Company.

         The Trustee may fix a record date (with respect to Registered Securities) and payment date for any such payment to Holders of Securities.

SECTION 507.  Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                 (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                 (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                 (3) such Holder or Holders have offered to the Trustee indemnity against the reasonable costs, expenses and liabilities to be incurred in compliance with such request in such amount and for such person or persons as shall be reasonably acceptable to the Trustee;

                 (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                                                              508, 509, 510, 511

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date, or, in the case of repayment at the option of the Holder, on the Repayment Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default

511, 512, 513, 514

or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                 (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                 (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

                 (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy

                                                                   514, 515, 601

under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, or, in the case of repayment at the option of the Holder, on or after the Repayment Date).

SECTION 515.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

         (a)     Except during the continuance of an Event of Default,

                 (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

601

                 (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                 (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                 (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                 (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                                                                        602, 603

SECTION 602.  Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to
Section 704(3) (and, if Unregistered Securities of that series are outstanding, shall cause to be published at least once in an Authorized Newspaper in each of The City of New York, London and, if Securities of that series are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located (if other than London)) notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.  Certain Rights of Trustee.

         Subject to the provisions of Section 601:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

603, 604

                 (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or a certificate of an officer or officers delivered pursuant to Section 301 and such Officers' Certificate or certificate of an officer or officers, in the absence or negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

                 (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                 (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; no Depository or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for

                                                              604, 605, 606, 607

their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series or any coupons. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof. The Trustee shall not be responsible for and makes no representations as to the Company's ability or authority to issue the Unregistered Securities or the lawfulness thereof.

SECTION 605.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.

         Money held by the Trustee or by any Paying Agent (other than the Company if the Company shall act as Paying Agent) in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be liable for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  Compensation and Reimbursement.

         The Company agrees

                 (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

607, 608

                 (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Securities and any coupons upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities or any coupons.

SECTION 608.  Disqualification; Conflicting Interests.

         (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, then, within 90 days after ascertaining that it has such conflicting interest and if the default (as provided in subsection (d)) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided below in this Section, resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article and the Company shall take prompt steps to have a successor appointed in the manner provided herein.

         (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series entitled to receive reports pursuant to Section 704(3) (and, if Unregistered Securities of that series are outstanding, shall cause to be published at least once in an Authorized Newspaper in each of The City of New York, London and, if Securities of that series are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located (if other than London)), notice of such failure.

         (c) Subject to Section 514, unless the Trustee's duty to resign is stayed, as provided below in this Section, any Holder of Securities of that series who has been a bona fide Holder of Securities of any series referred to in subsection (a) of this Section for at least six months may, on behalf of himself and all other Holders of Securities of that series similarly situated, petition any court of competent jurisdiction for the removal of the Trustee, and the appointment of a successor, if the Trustee fails, after written request by such Holder to comply with the provisions of subsection (a) of this Section.

         (d) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if the Securities of such series are in default (exclusive of any period of grace or requirement of notice) as provided in Section 501 and

                 (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series, that certain indenture dated as of April 1, 1986 between the Company and the Trustee and any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                          (i) this Indenture and such other indenture or indentures (and all series of Securities issuable thereunder) are wholly unsecured and rank equally, and such other indenture or indentures (and such series) are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures (or such series) which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

                          (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with

608

                 respect to the Securities of that series and such other series or under such other indenture or indentures;

                 (2) the Trustee or any of its directors or executives officers is an underwriter for the Company;

                 (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

                 (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection, to act as trustee, whether under an indenture or otherwise;

                 (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                 (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

                 (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                 (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

                 (9) the Trustee owns, on the date of default upon the Securities of such series (exclusive of any period of grace or requirement of notice) as provided in Section 501 or any anniversary of such default while such default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply for a period of not more than two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default and annually in each succeeding year that the Securities of that series remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection; or

                 (10) except under the circumstances described in paragraphs (1), (3), (4), (5) or (6) of subsection (b) of Section 613, the Trustee shall be or shall become a creditor of the Company.

608

         For the purposes of paragraph (1) of this subsection, and of Sections 512 and 513, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders separately from holders of another such series; provided, that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

         The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection.

         For the purposes of paragraphs (6), (7), (8) and (9) of this subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

         (e)     For the purposes of this Section:

                 (1) The term "underwriter", when used with reference to the Company, means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                 (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

                 (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                 (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                 (5) The term "Company" means any obligor upon the Securities.

                 (6) The term "executive officer, means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

         (f) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                 (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entities the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                 (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

608

                 (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

                 (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                          (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                          (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                          (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                          (iv) securities held in escrow if placed in escrow by the issuer thereof;

         provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                 (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided. further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         (g) Except in the case of a default in the payment of the principal (or premium, if any) or interest on the Securities of any series, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided in this Section if the Trustee has sustained the burden of

                                                                        608, 609

proving, on application to the Commission and after opportunity for hearing thereon, that

                          (1) the default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and

                          (2) a stay of the Trustee's duty to resign will not be inconsistent with the interests of the Holders of Securities of the series.

         The filing of such an application will automatically stay the performance of the duty to resign until the Commission orders otherwise.

         (h) The resignation of the Trustee shall become effective only upon the appointment of a successor trustee and the acceptance by the successor trustee of such appointment.

         (i) If Section 310(b) of the Trust Indenture Act is amended at any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series or to change any of the definitions in connection therewith, this Section 608 shall be automatically amended to incorporate such changes, unless such changes would cause any Trustee then acting as Trustee hereunder with respect to any Outstanding Securities to be deemed to have a conflicting interest, in which case such changes shall be incorporated herein only to the extent that such changes (i) would not cause the Trustee to be deemed to have a conflicting interest or (ii) are required by law.

SECTION 609.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia (or such other Person as may be permitted to act as Trustee by the Commission), authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority, provided that, neither the Company nor any Affiliate of the Company may serve as Trustee of any Securities. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent

609, 610

report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d)     If at any time:

                 (1) the Trustee shall fail to comply with Section 608(a) with respect to the Securities of any series, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, unless the Trustee's duty to resign has been stayed as provided in Section 608(g), or

                 (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mad, postage prepaid, to all Holders of Securities of such series entitled to receive reports pursuant to Section 704(3) and, if any Unregistered Securities are outstanding, by publishing notice of such event once in an Authorized Newspaper in each of The City of New

                                                                        610, 611

York, London, and, if any Unregistered Securities are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located (if other than London). Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         (g)     All provisions of this Section 610 except subparagraph (c) and
Section 611(b) (except for the last clause, after omitting the words "after deducting all amounts owed to the retiring Trustee pursuant to Section 607," which shall apply) shall apply also to any Paying Agent located outside the United States and its possessions.

SECTION 611. Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to a Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee a the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien provided for in Section 607.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such

                                                                        611, 612

provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, after deducting all amounts owed to the retiring Trustee pursuant to Section 607, all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided

612, 613

such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

SECTION 613.  Preferential Collection of Claims Against Company.

         (a) Subject to subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in subsection (c) of this Section:

                 (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                 (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                 (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                 (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                 (C) to realize, for its own account, but only to the extent of the claim, hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within three months; or

                 (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the

613

Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee that has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

                 (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

                 (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

         (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

                 (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                 (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the Hen of this Indenture or of discharging tax hens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                 (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                 (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in subsection (c) of this Section;

                 (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                 (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in subsection (c) of this Section.

         (c)     For the purposes of this Section only:

                 (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                 (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

613, 614

                 (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                 (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                 (5) the term "Company" means any obligor upon the Securities; and

                 (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

SECTION 614.  Appointment of Authenticating Agent

         At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents (which may include the parent of the Trustee or a corporation that is a wholly-owned subsidiary of the Trustee or of the parent of the Trustee) with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. The Trustee shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, and which are entitled to receive reports pursuant to Section 704(3) and, if any Unregistered Securities are outstanding, by publishing notice of such event once in an Authorized Newspaper in each of The City of New York, London, and, if any Unregistered Securities are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located (if other than London). Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at a times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $1,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign with respect to one or more series of Securities at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent with respect to one or more series of Securities by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid,

614

to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. An Authenticating Agent appointed pursuant to this Section shall be entitled to rely on Sections 104, 111, 308, 603, 604 and 605 hereunder.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated pursuant to and issued under the within-mentioned Indenture.

                                          BANKERS TRUST COMPANY OF
                                            CALIFORNIA,
                                            NATIONAL ASSOCIATION
                                                         As Trustee

                                          By ___________________________________
                                                 As Authenticating Agent on
                                                    behalf of the Trustee

                                          By ___________________________________
                                                    Authorized Officer of
                                                    Authenticating Agent

Dated: _______________________________

                                                                        701, 702

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

                 (a) semi-annually, not later than the 15th day after each Regular Record Date for each series of Registered Securities at the time Outstanding or on June 30 and December 31 of each year with respect to each series of Securities for which there are no Regular Record Dates, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series, including Holders of interests in Global Securities, as of such preceding Regular Record Date or on June 15 or December 15, as the case may be, or, in the case of a series of non-interest bearing Securities, on a date to be determined as contemplated pursuant to Section 301, and

                 (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar for Registered Securities other than Global Securities.

SECTION 702.  Preservation of Information; Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Security Registrar or Paying Agent. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the appli-

702

cants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                 (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                 (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor

                                                                        702, 703

the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 702(b).

SECTION 703.  Reports by Trustee.

         (a) Within 60 days after May 15 of each year commencing with the year 1991, the Trustee shall transmit by mail to all Holders of Registered Securities of any series, as their names and addresses appear in the Security Register and to all other Holders who are entitled to receive reports pursuant to Section 704(3), a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

                 (1) any change to its eligibility under Section 609 and its qualifications under Section 608;

                 (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 608(d);

                 (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series or any related coupons, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities of such series Outstanding on the date of such report;

                 (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities of such series) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in
         Section 613(b)(2), (3), (4) or (6);

                 (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

703, 704

                 (6) any additional issue of Securities which the Trustee has not previously reported; and

                 (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities of such series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

         (b) The Trustee shall transmit by mail to all Holders of Securities of any series, as their names and addresses appear in the Security Register and to all Holders who are entitled to receive reports pursuant to
Section 704(3), a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee in writing when any Securities are listed on any stock exchange.

SECTION 704.  Reports by Company.

         The Company shall:

                 (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time

                                                                        704, 801

         by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
         Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                 (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                 (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, to such Holders of Unregistered Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose and to each Holder whose name and address is then preserved on the Trustee's list pursuant to the first sentence of
         Section 702(a), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                 (4) furnish to the Trustee, not less often than annually, a brief certificate from the Company's principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants hereunder; such compliance shall be determined without regard to any period of grace or requirement of notice provided hereunder. Such certificate shall be provided concurrently with, but may be separate from, the certificate provided pursuant to Section 1008.

                                 ARTICLE EIGHT

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

801, 802

                 (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                 (2) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

                 (3) if, as a result of any such consolidation or merger or such conveyance or transfer, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or, at the option of the Company, prior to) all indebtedness secured thereby; and

                 (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

SECTION 802.  Successor Corporation Substituted.

         Upon any consolidation or merger or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; provided, however, that no such conveyance or transfer shall have the effect of releasing the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article from its liability as obligor and maker on any of the Securities.

                                                                        803, 901

SECTION 803.  Limitation on Lease of Properties as Entirety.

         The Company shall not lease its properties and assets substantially as an entirety to any Person.

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                 (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                 (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                 (3)      to add any additional Events of Default; or

                 (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                 (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                 (6) to secure the Securities pursuant to the requirements of Section 1005 or otherwise; or

                 (7) to establish for the issuance of and establish the form or terms and conditions of Securities of any series as permitted by Section 301, and to establish the form of any certificates required to be furnished pursuant to the terms of this Indenture or any series of Securities; or

901, 902

                 (8) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                 (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                 (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to make any amendment required by Section 608(i) or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

         The Trustee shall give notice to the Holders of Securities of all series affected by any such supplemental indenture as provided in Section 106. Such notice shall describe the changes effected by such supplemental indenture.

SECTION 902.  Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture. The Holders of not less than a majority in principal amount of the outstanding Securities of each series affected by such waiver (with each series voting as a class), by notice to the Trustee, may waive compliance by the Company with any provision of this Indenture, any supplemental indenture or the Securities of any such series except a Default in the payment of the principal of or interest on any Security. However, no such supplemental indenture or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby,

                 (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original

                                                                        902, 903

         Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
         Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date, or, in the case of repayment at the option of the Holders, on or after the Repayment Date), or

                 (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                 (3) modify any of the provisions of this Section, Section 513 or Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1009, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(9).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of

903, 904, 905, 906, 907

Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for a purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity With Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series and any appertaining coupons so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series and any appertaining coupons.

SECTION 907.  Revocation and Effect of Consents.

         Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subse-

                                                                       907, 1001

quent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment or waiver. After an amendment or waiver becomes effective, it shall bind every Holder of each series of Securities affected by such amendment or waiver.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date.

         After an amendment or waiver becomes effective it shall bind every Holder, unless it is of the type described in any of clauses (1) through (3) of
Section 902. In such case the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security.

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest.

         Subject to the following provisions, the Company will pay to the Trustee the amounts, in such coin or currency as is at the time legal tender for the payment of public or private debt, in the manner, at the times and for the purposes set forth herein and in the text of the Securities for each series, and the Company hereby authorizes and directs the Trustee from funds so paid to it to make or cause to be made payment of the principal of and interest, if any, on the Securities and coupons of each series as set forth herein and in the text of such Securities and coupons. Unless otherwise provided in the Securities of

1001

a series, the Trustee will arrange directly with any Paying Agents for the payment, or the Trustee will make payment, from funds furnished by the Company, of the principal of and interest, if any, on the Securities and coupons of each series by check or draft.

         Unless otherwise provided in the Securities of a series, interest, if any, on Registered Securities of a series shall be paid by check or draft on each Interest Payment Date for such series to the Holder thereof at the close of business on the relevant record dates specified in the Securities of such series. The Company may pay such interest by check or draft mailed to such Holder's address as it appears on the register for Securities of such series. Unless otherwise provided in the Securities of a series, principal of Registered Securities shall be payable by check or draft and only against presentation and surrender of such Registered Securities at the office of the Paying Agent, unless the Company shall have otherwise instructed the Trustee in writing.

         Unless otherwise provided in the Securities of a series, (i) interest, if any, on Unregistered Securities shall be paid by check or draft and only against presentation and surrender of the coupons for such interest installments as are evidenced thereby as they mature and (ii) original issue discount (as defined in Section 1273 of the Code), if any, on Unregistered Securities shall be paid by check or draft and only against presentation and surrender of such Securities, in either case at the office of a Paying Agent located outside of the United States and its possessions, unless the Company shall have otherwise instructed the Trustee in an Officers' Certificate.
Unless otherwise provided in the Securities of a series, principal of Unregistered Securities shall be paid by check or draft and only against presentation and surrender of such Securities as provided in the Securities of a series. If at the time a payment of principal of or interest, if any, or original issue discount, if any, on an Unregistered Security or coupon shall become due and the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States and its possessions is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in United States currency, then the Company may instruct the Trustee in an Officers' Certificate to make such payments at the office of a Paying Agent located in the United States. The Company hereby covenants and agrees that it shall not so instruct the Trustee with respect to payment in the United States

                                                                      1001, 1002

if such payment would cause such Unregistered Security to be treated as a "registration-required obligation" under United States law and regulations.

         At the election of the Company, any payments by the Company provided for in this Indenture or in any of the Securities may be made by electronic funds transfer.

SECTION 1002.  Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Registered Securities of that series may be surrendered for registration of transfer or exchange and a Place of Payment where (subject to Sections 305 and 307) Securities may be presented for payment or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If required by the rules of any securities exchange upon which a series of Registered Securities may, from time to time, be listed, the Company shall maintain such offices and/or agencies in connection with such series in the Borough of Manhattan, The City of New York, State of New York. With respect to any series of Securities issued in whole or in part as Unregistered Securities, the Company shall maintain one or more Paying Agents located outside the United States and its possessions and shall maintain such Paying Agents for a period of one year after the principal of such Unregistered Securities has become due and payable. During any period thereafter for which it is necessary in order to conform, to United States tax law or regulations, the Company will maintain a Paying Agent outside the United States and its possessions to which the Unregistered Securities or coupons appertaining thereto may be presented for payment and will provide the necessary funds therefor to such Paying Agent upon reasonable notice The Security Registrar shall keep a register with respect to each series of Securities issued in whole or in part as Registered Securities and to their transfer and exchange. The Company may appoint one or more co-Security Registrars acceptable to the Trustee and one or more additional Paying Agents for each series of Securities, and the Company may terminate the appointment of any co-Security Registrar or Paying Agent at any time upon written notice. The term "Security Registrar" includes any co-Security Registrar. The term "Paying Agent" includes any additional Paying Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. Subject to Section 305, if the Company

1002, 1003

fails to maintain a Security Registrar or Paying Agent, the Trustee shall act as such. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fad to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations. surrenders notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         In the case of Original Issue Discount Securities of a series, the Company shall, prior to any Redemption Date or any Repayment Date applicable thereto, furnish the Trustee with an Officers' Certificate stating the amount of principal to be paid to a Holder of $1,000 principal amount of such Securities.

SECTION 1003.  Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to (and if on, then before 11:00 a.m. (New York City time)) each due date of the principal of (and premium, if any)

                                                                            1003

or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient (in immediately available funds, if payment is made on the due date) to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                 (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                 (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 401, 403 or 1007, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years (less a day) after such principal (and premium, if any) or interest has become due and

1003, 1004, 1005

payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and a liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Corporate Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.  Limitations on Liens and Encumbrances.

         So long as there are Securities of any series Outstanding:

         (a) The Company will not itself, nor will it permit any Subsidiary to, create, assume or incur any Lien (except any existing on the date hereof) upon any of its or their Principal Properties, or any interest it or they may have therein, whether owned at the date hereof or hereafter acquired (unless, in the case of any Lien upon any Principal Property of any Subsidiary, all obligations and indebtedness thereby secured are held by the Company or a wholly-owned Subsidiary) as security for any indebtedness without making effective provision, and the Company covenants that in any such case effective provision will be made, whereby the Securities (either alone or together with all or any part of any other indebtedness of the Company) shall be secured by such Lien

                                                                            1005

equally and ratably (or, at the option of the Company, prior to) with any and all other obligations and indebtedness thereby secured; provided, however, that the foregoing restriction shall not apply to:

                 (1) Liens upon any property or assets owned by any Subsidiary existing on the date on which such Subsidiary became a Subsidiary;

                 (2) Liens on any property or assets existing at the time of their acquisition and Liens on any property or assets acquired, constructed or improved which are created contemporaneously with or within 180 days after (or created pursuant to financing arrangements, a firm commitment for which is obtained within 180 days after) the completion of such acquisition, improvement or construction to secure or provide for payment of the purchase price of property or &&sets acquired or the cost of such construction or improvement, including Liens arising in connection with cross-border or defeased lease arrangements; if (i) such Lien shall be limited to the property so acquired or constructed or to the improvements so made, (ii) the amount of the obligations or indebtedness secured by such Lien shall not be increased after the date of the acquisition of such property or the completion of such improvements or construction except to the extent additional construction or improvements shall be made to such property after the date of such acquisition or the making of such improvements or construction, and (iii) in each instance where the obligation or indebtedness secured by such Lien shall constitute an obligation or indebtedness of, or is assumed by, the Company or such Subsidiary, the principal amount of the obligation or indebtedness secured by such Lien shall not exceed 100% of the cost or fair value (as determined in good faith by the Board of Directors), whichever shall be lower, of the property, construction or improvements at the time of the acquisition or completion thereof;

                 (3) Liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which shall be contested in good faith; and materialmen's, mechanics', carriers', workmen's, repairmen's, landlords' or other like Liens securing obligations not overdue or which shall be contested in good faith, or deposits to obtain the release of such Liens;

                 (4) pledges or deposits to secure public or statutory obligations or to secure payment of workmen's compensation or to secure performance in connection with tenders, leases of real property, bids or contracts or to secure (or in Bell of) surety or appeal bonds and pledges or deposits made in the ordinary course of business for similar purposes;

                 (5) any lease, regardless of the manner in which such lease shall be treated for accounting or tax purposes or any other purpose or any filing

1005

         of or agreement to file any financing statement under the Uniform Commercial Code of any jurisdiction in respect of such lease;

                 (6) Liens in favor of a governmental unit to secure payments under any contract or statute, or to secure any indebtedness incurred in financing the acquisition, construction or improvement of property subject thereto, including Liens on, and created or arising in connection with the financing of the acquisition, construction or improvement of, any facility used or to be used in the business of the Company or any Subsidiary through the issuance of obligations defined in Section 103(b)(2) of the Internal Revenue Code of 1954, as amended, (or any subsequently adopted provisions thereof defining similar obligations) the income from which shall be excludable from gross income by virtue of Sections 103(a) and (b)(4), (b)(5) and (b)(6) of such Code (or any subsequently adopted provisions thereof providing for a specific exclusion from gross income);

                 (7) easements or similar encumbrances, the existence of which do not materially impair the use of the Principal Property subject thereto for the purposes for which it is held or was acquired,

                 (8) Liens arising out of any final judgment for the payment of money aggregating not in excess of $10,000,000; or Liens arising out of any final judgment for the payment of money provided such judgment is being contested in good faith;

                 (9) Liens on timberlands in connection with an arrangement under which the Company or a Subsidiary is obligated to cut or pay for timber in order to provide the Lienholder with a specified amount of money, however determined;

                 (10) Liens created or assumed in the ordinary course of the business of exploring for, developing or producing oil, gas or other minerals (including borrowings in connection therewith) on, or any interest in, or on any proceeds from the sale of, property acquired for such purposes, production therefrom (including the proceeds thereof), or material or equipment located thereon; and

                 (11) Liens to extend, renew or replace any Liens referred to in clauses (1) through (10) or this clause (11) of this Subsection 1005(a) or any Lien existing on the date hereof.

         (b) Notwithstanding the provisions of Subsection (a) above, the Company or any Subsidiary may create, assume or incur, or suffer to be created, assumed or incurred any Lien which would otherwise be subject to the foregoing restriction, provided that at no time shall the aggregate amount of all outstanding obligations and indebtedness secured by Liens which, but for this subsection (b), would be prohibited by this Section 1005, plus the aggregate amount of

                                                                1005, 1006, 1007

Attributable Debt in respect of any then existing leases described in Section 1006 (other than any such leases of property to the extent that the cash portion of the net proceeds of the sale of such property shall have been applied in compliance with Section 1006(b)), exceed 10% of Consolidated Net Tangible Assets at the end of the next preceding fiscal year of the Company.

SECTION 1006.  Limitations on Sale and Leaseback Transactions.

         So long as there are Securities of any series Outstanding, the Company will not, and will not permit any Subsidiary to, directly or indirectly, sell or transfer (other than to the Company or a Subsidiary) any Principal Property (other than a Principal Property sold or transferred to an industrial development corporation or governmental instrumentality in connection with a revenue or pollution control financing) now owned or hereafter acquired with the intention that the Company or any Subsidiary shall take back a lease thereof (other than a lease for a term of not more than three years, a lease entered into solely for tax purposes or a cross-border or defeased lease arrangement) (herein referred to as a sale and leaseback transaction) unless
(a) the proceeds of such sale shall at least be equal to the fair value (as determined in good faith by the Board of Directors) of such Principal Property, and either (b) an amount equal to the cash portion of the net proceeds of such sale shall be applied within 180 days either before or after the effective date of any such transaction (i) to the retirement of Funded Indebtedness (other than any thereof owed to the Company or any Subsidiary) or (ii) to the retirement of Securities or (iii) to the purchase of property, facilities or equipment (other than the property, facilities or equipment involved in such sale) having a value at least equal to the cash portion of the net proceeds of such sale, or (c) the property, facilities or equipment involved in such sale could have been subjected to a Lien to secure indebtedness in a principal amount equal to the aggregate amount of Attributable Debt in respect of such sale without equally and ratably securing the Securities pursuant to Section 1005.

SECTION 1007.  Defeasance of Certain Obligations.

         The Company may omit to comply with any term, provision or condition set forth in Section 1005 or 1006 with respect to the Securities of any series, provided that the following conditions shall have been satisfied:

                 (1) With reference to this Section 1007, the Company has deposited or caused to be irrevocably deposited (except as provided in Section 402)

1007

         with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (i) money in an amount, or (ii) if Securities of such series are not subject to repayment at the option of Holders, (A) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this subparagraph (1) money in an amount, or (B) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (x) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Company pursuant to subparagraph (7) of this Section and (y) any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of the Indenture and of the Securities of such series;

                 (2) Such deposit shall not, as specified in an Opinion of Counsel, cause the Trustee with respect to the Securities of such series to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to the Securities of such series;

                 (3) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                 (4) No Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

                 (5) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred;

                 (6) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been met; and

                                                                1007, 1008, 1009

                 (7) If the Company has deposited or caused to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest on the Outstanding Securities of a series to and including a Redemption Date pursuant to subparagraph (1) of this Section, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than 30 nor more than 60 days prior to such Redemption Date in accordance with Section 1104.

SECTION 1008.  Statement by Officers as to Default.

         The Company will deliver to the Trustee, within 120 days after each December 31 following the date hereof, a written statement signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company stating, as to each signer thereof, that

                 (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

                 (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

SECTION 1009.  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005 and 1006, with respect to the Securities of any series if before the time for such compliance the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

1101, 1102, 1103

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate and, where reasonably required by the Trustee, an Opinion of Counsel evidencing compliance with such restriction.

SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                                                                      1103, 1104

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         If Unregistered Securities are to be redeemed, notice of redemption shall be published in an Authorized Newspaper in each of The City of New York, London and, if such Securities to be redeemed are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located (if other than London), or in such other city or cities as may be specified in the Securities, once in each of two different calendar weeks, the first publication to be not less than 30 nor more than 90 days before the redemption date.

         All notices of redemption shall state:

                 (1)      the Redemption Date,

                 (2)      the Redemption Price,

                 (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                 (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                 (5) the place or places where such Securities and all unmatured coupons are to be surrendered for payment of the Redemption Price, and

                 (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

1105, 1106 1107

SECTION 1105.  Deposit of Redemption Price.

         On or prior to the Redemption Date (and if on, then before 11:00 a.m. (New York City time)), the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient (in immediately available funds if payment is made on the Redemption Date) to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security together with all unmatured coupons, if any, shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date but in the case of Unregistered Securities installments of interest due on or prior to the Redemption Date will be payable to the bearers of the coupons for such interest by check or draft upon surrender of such coupons; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so re-

                                                                1107, 1201, 1202

quires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                 SINKING FUNDS

SECTION 1201.  Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.  Satisfaction of Sinking Fund Payments With Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) together, in the case of Unregistered Securities, with all unmatured coupons appertaining thereto, and
(2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to

1202, 1203, 1301, 1302

be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.  Redemption of Securities for Sinking Fund,

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                  REPAYMENT OF SECURITIES AT OPTION OF HOLDERS

SECTION 1301.  Applicability of Article.

         Securities of any series which are repayable before their Stated Maturity at the option of the Holders shall be repayable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1302.  Notice of Repayment Date.

         Notice of any Repayment Date with respect to Securities of any series shall be given by the Company not less than 45 nor more than 60 days prior

                                                                1302, 1303, 1304

to such Repayment Date to each Holder of Securities of such series in accordance with Section 106.

         The notice as to the Repayment Date shall state:

                 (1)      the Repayment Date;

                 (2)      the Repayment Price;

                 (3) the place or places where such Securities are to be surrendered for payment of the Repayment Price and the date by which Securities must be so surrendered in order to be repaid;

                 (4) that exercise of the option to elect repayment is irrevocable; and

                 (5) any change or modification to the Securities of such series remaining outstanding following the Repayment Date.

SECTION 1303.  Deposit of Repayment Price.

         On or prior to the Repayment Date (and if on, then before 11:00 a.m. (New York City time)), the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient (in immediately available funds if payment is made on the Repayment Date) to pay the Repayment Price of and (unless the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on all of the Securities of such series which are to be repaid on that date.

SECTION 1304.  Securities Payable on Repayment Date.

         The form of option to elect repayment having been delivered as specified in the form of Security for such series, the Securities of such series so to be repaid shall, on the Repayment Date, become due and payable at the Repayment Price applicable thereto and from and after such date (unless the Company shall default in the payment of the Repayment Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for repayment in accordance with said notice, such Security shall be paid by the Company at the Repayment Price together with accrued interest to the Repayment Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered

1304, 1305

as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security shall not be paid upon surrender thereof for repayment, the principal (and premium, if any) shall, until paid, bear interest from the Repayment Date at the rate prescribed therefor in such Security.

SECTION 1305.  Securities Repaid in Part.

         Any Security which by its terms may be repaid in part at the option of the Holder and which is to be repaid only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, as provided in Section 305, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Security so surrendered.

                            ------------------------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.


                                          POTLATCH CORPORATION



[CORPORATE SEAL]

                                          By         /s/ GEORGE PFAUTSCH
                                             -----------------------------------
                                                       George Pfautsch
                                                    Senior Vice President,
                                                           Finance

Attest:


        /s/ BRIAN W. DAVIS
-----------------------------------
           Brian W. Davis
             Secretary




                                          BANKERS TRUST COMPANY
                                          OF CALIFORNIA,
                                          NATIONAL ASSOCIATION


[CORPORATE SEAL]
                                          By         /s/ LAWRENCE J. BELL
                                             -----------------------------------
                                                   Assistant Vice President

Attest

          /s/ L.L. LOPEZ
-----------------------------------
        Assistant Secretary

STATE OF CALIFORNIA             )
                                )  ss:
CITY AND COUNTY OF SAN FRANCISCO)

         On the 24th day of January 1991, before me personally came Brian W. Davis, to me known, who, being by me duly sworn, did depose and say that he is Secretary of POTLATCH CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instruments is such corporate seal; that it was so affixed by authority of the By-Laws of said corporation, and that he signed his name thereto by authority of the Board of actors of said corporation.

[NOTARY SEAL]                             /s/ GEORGE GUISTI
                                          --------------------------------------


STATE OF CALIFORNIA             )
                                )  ss:
CITY AND COUNTY OF SAN FRANCISCO)

         On the 24th day of January before me personally came LAWRENCE J. BELL, to me known who, being by me duly sworn, did depose and say that he is an Assistant Vice President of BANKERS TRUST COMPANY OF; CALIFORNIA, NATIONAL ASSOCIATION described in and which executed the foregoing instrument; that he knows the seal of said association; that the seal affixed to said instrument is such corporate SW; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.

                                          /s/ JAMES MC GRAW
                                          --------------------------------------

                                          [NOTARY SEAL]